Amendment to Loan Agreement



Borrower:     Pilot  Network  Services,  Inc.
Address:      1080  Marina  Village  Parkway
              Alameda,  California  94501
Date:         January  9,2001

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between GREYROCK CAPITAL. a Division of Banc of America Commercial Finance Corporation ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024 and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated November 9, 1999 (the "Loan Agreement") as follows. (This Amendment, the Loan Agreement, all prior written amendments to the foregoing, signed by Greyrock and the Borrower, and all other written documents and agreements between Greyrock and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Modification to Financial Covenant. Section 8 (2) of the Schedule to the Loan Agreement, which presently reads:

           "(1)  Cash  on  Hand.  Borrower shall maintain cash on  hand  of  not
                ---------------
           less than the following amounts at the following dates, and shall provide evidence of the same to Greyrock, reasonably satisfactory to Greyrock, by the said dates:

                         at  10/31/00:     $4,250,000

                         at  11/17/00:     $4,500,000

                         at  11/30/00:     $4,500,000

                         at  12/15/00:     $4,500,000

                         at  12/31/00:     $3,750,000

                         at  01/12/01:     $4,000,000

                         at  01/31/01:     $3,500,000."


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          Greyrock Capital         Amendment and Extension Agreement
          __________________________________________________________

is  amended  to  read  as  follows:

           "(1)  Cash  on  Hand.  Borrower shall maintain cash on  hand  of  not
                ---------------
           less than the following amounts at the following dates, and shall provide evidence of the same to Greyrock, reasonably satisfactory to Greyrock, by the said dates:

                         at  10/31/00:     $4,250,000

                         at  11/17/00:     $4,500,000

                         at  11/30/00:     $4,500,000

                         at  12/15/00:     $4,500,000

                         at  12/31/00:     $2,250,000

                         at  01/12/01:     $2,750,000

                         at  01/31/01:     $2,500,000."

     2. Representations True. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     3. General Provisions. This Amendment, the Loan Agreement, the Note, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations. agreements and understandings between the parties with respect to the subject hereof. Nothing herein constitutes a waiver of any default or Event of Default, known or unknown which may exist. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, the Note and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                              Greyrock:

PILOT  NETWORK  SERVICES,  INC.         GREYROCK  CAPITAL,
                                        a Division of Banc of America Commercial
                                        Finance  Corporation


By    /S/  Marketta  Silvera
  ---------------------------------
      President  or  Vice  President


                                        By  /S/  Stephanie Wail
                                          ---------------------------------
By  /S/                                 Title  VP
    ---------------------------------        ------------------------------
      Secretary  or  Ass't  Secretary


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